                                                                    EXHIBIT 99.2





                              AMENDED AND RESTATED
                        ADMINISTRATIVE SERVICES AGREEMENT

                            EFFECTIVE APRIL 23, 2001






                                 BY AND BETWEEN

                THE WILLIAMS COMPANIES, INC. AND ITS SUBSIDIARIES
                             (THE "WILLIAMS GROUP")

                                       AND

            WILLIAMS COMMUNICATIONS GROUP, INC. AND ITS SUBSIDIARIES
                          (THE "COMMUNICATIONS GROUP")









                                   SUPERSEDES:

(1) The May 27, 1999, Technical, Management and Administrative Services Agreement by and between Williams International Company and Communications (the "1999 INTERNATIONAL SERVICES AGREEMENT");

(2) The September 30, 1999, the Administrative Services Agreement by and between the Williams Group and the Communications Group (THE "1999 ADMINISTRATIVE SERVICES AGREEMENT"); and

(3) The September 30, 1999, the Service Agreement for Data Processing and Computer related services by and between Williams Information Services Corporation and the Communications Group (the "1999 DATA PROCESSING SERVICE AGREEMENT").

                              AMENDED AND RESTATED
                        ADMINISTRATIVE SERVICES AGREEMENT

                                TABLE OF CONTENTS



1.   SERVICES.....................................................................................................2

   1.1    TERMINATION OF THE PRIOR AGREEMENTS.....................................................................2
   1.2    SCOPE OF SERVICES.......................................................................................2

2.   CHARGES FOR SERVICES.........................................................................................3

   2.1    SERVICE CHARGES.........................................................................................3
   2.2    SURCHARGE...............................................................................................4
   2.3    INVOICES................................................................................................4

3.   TAXES........................................................................................................7


4.   NO SET-OFF RIGHT.............................................................................................7


5.   MANNER AND TIME OF PERFORMANCE...............................................................................7


6.   BOOKS AND RECORDS............................................................................................8

   6.1    RECORDS.................................................................................................8
   6.2    RIGHT TO AUDIT..........................................................................................8

7.   INDEPENDENT CONTRACTOR.......................................................................................8


8.   CONFIDENTIALITY..............................................................................................8

   8.1    COMMUNICATIONS INFORMATION..............................................................................8
   8.2    WILLIAMS INFORMATION....................................................................................8

9.   TERM OF AGREEMENT............................................................................................8

   9.1    INITIAL TERM; RENEWAL; PARTIAL TERMINATION; TERMINATION.................................................8
   9.2    TERMINATION FOR CAUSE...................................................................................9
   9.3    POST-TERMINATION OBLIGATIONS............................................................................9

10.  ASSIGNMENT...................................................................................................9


11.  INDEMNIFICATION.............................................................................................10

   11.1   INDEMNIFICATION OF WILLIAMS............................................................................10
   11.2   INDEMNIFICATION OF COMMUNICATIONS......................................................................10
   11.3   LIMITATION AND SURVIVAL................................................................................10

12.  INSURANCE...................................................................................................10

   12.1   OBLIGATION TO OBTAIN...................................................................................10
   12.2   POLICY REQUIREMENTS....................................................................................11
   12.3   WAIVER OF SUBROGATION..................................................................................11
   12.4   BLANKET POLICIES.......................................................................................11

13.  LITIGATION..................................................................................................11

13.1  WILLIAMS LITIGATION........................................................................................11





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
13.2    COMMUNICATIONS LITIGATION................................................................................12

14.     WARRANTY OF SERVICE......................................................................................12


15.     LIMITATION OF LIABILITY..................................................................................13


16.     FORCE MAJEURE............................................................................................13


17.     NO THIRD PARTY BENEFICIARY...............................................................................14


18.     MUTUAL COOPERATION.......................................................................................14


19.     COMPLIANCE WITH LAWS.....................................................................................14


20.     GOVERNING LAW............................................................................................15


21.     IMPROPER PAYMENTS........................................................................................15


22.     NOTICES..................................................................................................15


23.     FURTHER ASSURANCES.......................................................................................16


24.     WAIVER...................................................................................................16


25.     DISPUTE RESOLUTION.......................................................................................16


26.     CONSTRUCTION.............................................................................................16


27.     SUBCONTRACTORS...........................................................................................16


28.     AMENDMENT................................................................................................16


29.     ENTIRE AGREEMENT.........................................................................................17


30.     SEVERABILITY.............................................................................................17


31.     CONFLICT WITH SERVICE LEVEL AGREEMENTS...................................................................17


32.     COUNTERPARTS.............................................................................................17

                                   ATTACHMENTS



ATTACHMENT A:  SERVICE LEVEL AGREEMENTS

ATTACHMENT B:  SELECTED CERTIFIED PUBLIC ACCOUNTANTS

             AMENDED AND RESTATED ADMINISTRATIVE SERVICES AGREEMENT


THIS AMENDED AND RESTATED ADMINISTRATIVE SERVICES AGREEMENT (this "AGREEMENT") is made and entered into as of the 23rd day of April 2001 (the "EFFECTIVE DATE"), by and between

         The Williams Companies, Inc., a Delaware corporation ("WILLIAMS"), and those certain subsidiaries of Williams listed on the Signature Pages of this Agreement (collectively the "WILLIAMS SUBSIDIARIES" and, together with Williams, the "WILLIAMS GROUP"),

         and

         Williams Communications Group, Inc., a Delaware corporation, ("COMMUNICATIONS") and those certain subsidiaries of Communications listed on the Signature Pages of this Agreement (collectively THE "COMMUNICATIONS SUBSIDIARIES" and, together with Communications, the "COMMUNICATIONS GROUP").

The parties to this Agreement are collectively referred to herein as the "PARTIES", and singularly as a "PARTY". Where the context indicates that there are two parties to this Agreement (such as references to the "other Party", "either Party", "neither Party"), "Party" shall be deemed to refer to Williams (as the representative of the Williams Group) and Communications (as the representative of the Communication Group). The Williams Group and the Communications Group are collectively referred to herein as the "Groups" and singularly as a "Group."

WHEREAS, Williams plans to spin-off a portion of the issued and outstanding Communications Class A common stock, par value $.01 per share, held by Williams to the shareholders of Williams (the "SPIN-OFF");

WHEREAS, the Williams Group and the Communications Group entered into multiple agreements during 1999 regarding the delivery of services from the Williams Group to facilitate the operations of the Communications Group;

WHEREAS, the parties desire to supersede the Prior Agreements (as defined hereafter);

WHEREAS, the Communications Group desires to continue to obtain certain Services from the Williams Group to facilitate the operations of the Communications Group upon the terms and subject to the conditions that are set forth in this Agreement and the Williams Group desires to continue to provide such Services;

WHEREAS, the Williams Group desires to continue to obtain certain services from the Communications Group to facilitate the operations of the Williams Group upon the terms and subject to the conditions that are set forth in this Agreement and the Communications Group desires to continue to provide such services; and

WHEREAS, the Williams Group and the Communications Group desire to establish new arrangements regarding Services in contemplation of the Spin-Off;

NOW, THEREFORE, in consideration of the foregoing premises and the mutual promises and obligations contained herein, the Parties hereto agree as follows:

1.       SERVICES.

         1.1      Termination of the Prior Agreements.

         The Parties acknowledge that (1) on May 27, 1999, Williams International Company and Communications entered into a Technical, Management and Administrative Services Agreement on (the "1999 INTERNATIONAL SERVICES AGREEMENT"); (2) on September 30, 1999, the Williams Group and the Communications Group entered into an Administrative Services Agreement (THE "1999 ADMINISTRATIVE SERVICES AGREEMENT"); and (3) on September 30, 1999, Williams Information Services Corporation and the Communications Group entered into a Service Agreement for Data Processing and Computer related services on September 30, 1999 (the "1999 DATA PROCESSING SERVICE AGREEMENT"). The 1999 International Services Agreement, the 1999 Administrative Services Agreement, and the 1999 Data Processing Service Agreement shall be collectively referred to herein as the "PRIOR AGREEMENTS".

         As of the Effective Date, the Prior Agreements are hereby terminated and the terms and conditions of this Agreement supersede and replace those of the Prior Agreements, except for obligations arising under the Prior Agreements prior to such termination.

         1.2      Scope of Services.

         The term "SERVICES" as used in this Agreement means each of the services set forth in a Service Level Agreement attached hereto as Attachment A, and incorporated as part of this Agreement, as well as any other services ("ADDITIONAL SERVICES") that the Williams Group or the Communications Group provides at the written request of a Vice President, President, or Chairman of the other Group. Certain Services shall also be subject to the Supplemental Terms and Conditions attached to Attachment A. The Party providing Services shall be referred to herein as the "PROVIDER" and the Party receiving the Services shall be referred to herein as the "RECIPIENT". The Parties acknowledge that in the event the Communications Group provides Services or Additional Services to the Williams Group, such services shall be provided by Williams Communications, LLC or one of its subsidiaries.

         The Provider shall use its reasonable efforts to provide Additional Services using available personnel. Neither Group shall be obligated to retain additional personnel in order to provide the requested Additional Services. In the event Additional Services are requested and the Provider agrees to provide such Additional Services, the Parties shall amend Attachment A as soon as practicable thereafter to include the requested Additional Services. Except as set forth to the contrary in this Agreement, for Services provided to the Communications Group under the Prior Agreements the course of dealing between the Williams Group and the Communications Group under the Prior Agreements shall define the scope of each Service. Neither Group shall be obligated under this Agreement to provide, or pay for, other services, including any services provided under the Prior Agreements not included in this Agreement. Provided however, that if services are discovered that are not included under a Service Level Agreement hereunder and the Recipient desires to continue to receive such service, the applicable Service Level Agreement will be amended and the Recipient shall pay the associated charges for such service retroactively to the Effective Date hereof. In the event the Recipient desires to discontinue such service upon its discovery, the Recipient shall not be obligated to pay for the past delivery of such service.

         1.3 The Parties agree that any Services obtained hereunder by the Recipient or any wholly owned subsidiary of Recipient shall be used for internal purposes only and shall not be resold to third parties; provided however, Services may be provided to third parties in the event of a divestiture or other corporate combination under a transition services agreement with the acquiring entity. The Parties specifically acknowledge that Communications may provide Services it acquires hereunder to Platinum Equity Holdings (now known as Nextira), the entity that acquired Williams Communications Services.

2.       CHARGES FOR SERVICES.

         2.1      Service Charges.

         In consideration of Services rendered, the Recipient shall pay for Services performed by the Provider (the "SERVICE CHARGES"). Except for Additional Services, Service Charges shall be computed in accordance with individual Service Level Agreements in Attachment A. Charges for Additional Services shall be computed:

         (a) pursuant to the written agreement between the Parties executed after the Effective Date of this Agreement; or

         (b) if there is no such agreement, then in accordance with the computational method for the Service set forth in Attachment A that, in the Provider's bona fide judgment, is most similar to the Additional Service, provided that if no such Service is, in the Provider's bona fide judgment, reasonably similar to such Additional Service, then at prevailing market rates for similar services.

         The intent of the parties with respect to payment for Services performed hereunder is that the Service Charges includes (i) the charges for Services computed in accordance with individual Service Level Agreements in Attachment A; (ii) other reasonable out-of-pocket expenses incurred by the Provider upon the written request or approval of the Recipient, and reasonable expenses with respect to travel and charges by third parties incurred by the Provider on behalf of the Recipient and upon its written request or subject to its written approval, shall be reimbursed to the Provider; and (iii) amounts expended by the Provider on behalf of the Recipient pursuant to Section 13 (including settlement costs and reasonable expenses associated therewith including attorneys' fees and expenses and court costs) shall be reimbursed to the Provider.

         For any Services based on headcount, headcount shall be determined by Williams' general accounting group on a monthly basis from the prior month end (as of the last day of the month).

         2.2      Surcharge.

         From the Effective Date to December 31, 2001, the Provider shall be entitled to charge an additional amount equal to 11.00% of the total Services Charges for all Services provided hereunder (THE "SURCHARGE") (unless otherwise provided in the attached Service Level Agreements in Attachment A). The Surcharge represents those costs incurred by the Provider that are not billed to the individual Provider cost centers under the existing expense accounting processes. The Surcharge and the Service Charges shall be collectively referred to herein as the "TOTAL CHARGES". Except as otherwise provided in a Service Level Agreement the
         Surcharge: (a) applies to any Services the Provider provides internally and administrative fees associated with providing those Services and
         (b) does apply to any externally provided product/service (e.g. catering, travel expenses, overnight delivery, postage, office products, copy paper, external consultants).

         The Surcharge shall not apply to the IT Service Level Agreements (numbered IT-1 through IT-21), the North/South Parking Garage Service Level Agreement (ASF-3), the Travel Services Service Level Agreement (ASF-10), the Technology Center Parking Garage (ASF-14), the Business Media Services Service Level Agreements (BMS-1 through BMS-10), the Employee Connections Service Level Agreement (HR-5), the Warren Clinic Service Level Agreement (HR-17), or the Strategic Sourcing Service Level Agreement (SS-1).

         2.3      Invoices.

         With respect to the Total Charges, the Provider shall submit invoices to the Recipient on at least a monthly basis in the amounts determined in accordance with this Section 2. The Recipient shall pay or cause to be paid each invoice submitted pursuant to the foregoing sentence within thirty (30) calendar days after the receipt by the Recipient of such invoice (except with respect to amounts in any such invoice that are objectively and manifestly in error). If the Recipient questions the amount of any such invoice, the manner of its computation, or the underlying data on which the invoice was based, it shall pay the related invoice in accordance with the preceding sentence (except with respect to amounts in any such invoice that are objectively and manifestly in error) and thereafter notify the Provider of such questions and, for a period of thirty (30) days thereafter, the Provider shall make or cause to be made available to the Recipient, its employees and designees, at a location in the Provider's headquarters designated by the Provider during normal business hours, all documentation necessary for the Recipient to review the invoice, the computation and the data (the Provider shall retain such documentation as set forth in Section 6.1). If, upon completion of the review, the Parties are not in agreement upon the amount of the invoice, the amount shall be referred to the nationally recognized firm of certified public accountants set forth on Attachment B attached hereto and made a part hereof, which firm shall make a final binding decision as to the correct amount of the invoice. If the firm identified on Attachment B determines in its sole judgment that it cannot maintain its independence for any reason, the Parties shall mutually agree on an alternate firm to review the dispute in accordance with this Agreement. In the event that it is determined that the correct amount of the invoice is less than the amount that was paid by the Recipient with regard thereto, the Provider shall promptly refund the excess amount to the Recipient. The Groups shall equally share in the cost associated with retaining such firm of certified public accountants. Nothing herein shall be deemed to prevent either Group from proposing adjustments to prior invoices after payment thereof; the Groups shall propose such adjustments by written notice and shall resolve any disputes arising from such proposed adjustments in the manner set forth above.

         If either Group fails to pay as and when due and payable any amount hereunder (including, without limitation, the Total Charges but excluding disputed amounts), then either Williams or Communications, as the case may be, shall pay interest on such amount from the due date up to and including the date when such amount and all interest thereon are paid in full at the rate per annum equal to the prime rate of Citibank N.A., plus one percent (1%). For the purposes hereof, the "PRIME RATE OF CITIBANK N.A." shall mean the annual rate of interest announced from time to time by Citibank N.A. as a reference rate then in effect for determining annual interest rates of U.S. dollar commercial loans.

         Until the Recipient notifies the Provider otherwise, invoices shall be delivered in written, tangible form (including by facsimile or electronic invoicing)to the following addresses:

IF TO WILLIAMS OR ANY WILLIAMS SUBSIDIARY:

IF TO CORPORATE:

         THE WILLIAMS COMPANIES
         ONE WILLIAMS CENTER
         TULSA, OKLAHOMA  74712
         ATTENTION:  KAY POPE (48-8)
                    GENERAL ACCOUNTING DEPARTMENT

IF TO WISC:

         WILLIAMS INFORMATION SERVICES CORPORATION
         ONE WILLIAMS CENTER
         TULSA, OKLAHOMA  74172
         ATTENTION:  JOE B. JONES (33-7)




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

IF TO WILLIAMS RELOCATION MANAGEMENT:

         WILLIAMS RELOCATION MANAGEMENT
         ONE WILLIAMS CENTER
         TULSA, OKLAHOMA  74172
         ATTENTION:  MICHAEL BRADLEY (MD-WRM)

IF TO COMMUNICATIONS OR ANY COMMUNICATIONS SUBSIDIARY (INVOICES FOR INFORMATION TECHNOLOGY SERVICES):

         WILLIAMS COMMUNICATIONS GROUP, INC.
         320 SO. BOSTON
         7TH FLOOR, NORTHEAST
         TULSA, OKLAHOMA  74102
         ATTENTION:  LARRY WIMMER, MANAGER, FINANCIAL ANALYSIS

IF TO COMMUNICATIONS OR ANY COMMUNICATIONS SUBSIDIARY (ALL OTHER INVOICES):

         WILLIAMS COMMUNICATIONS GROUP, INC.
         ONE WILLIAMS CENTER
         MD 27-1
         TULSA, OKLAHOMA  74172
         ATTENTION:  TRACY HEARON, DIRECTOR, PROCESS ADMINISTRATION

         2.4 The Parties acknowledge that the Initial Term for the majority of Services expires December 31, 2001. The Provider shall not be obligated to provide Services beyond the Initial Term. Except as otherwise agreed, with respect to Service Charges for Services with an Initial Term expiring on December 31, 2001:

         (a) On or before June 30, 2001, the Provider shall provide the Recipient with a list of Services the Provider is willing to provide beyond December 31, 2001 ("Secondary Term Services").

         (b) On or before July 31, 2001, the Recipient shall designate which Secondary Term Services it is interested in obtaining from the Provider ("Selected Secondary Term Services").

         (c) On or before September 1, 2001, the Provider shall provide a proposed pricing scheme for the Services Charges for the Selected Secondary Term Services to the Recipient ("Secondary Term Pricing"). The Secondary Term Pricing shall designate a fixed price or a defined cost-plus basis for the Services.

         (d) On or before November 30, 2001, Recipient shall accept (subject to negotiation of a binding agreement or renewal) or reject the proposed Secondary Term Pricing. In the event Recipient fails to respond by November 30, 2001 for any of the





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                  Selected Secondary Term Services, Provider shall assume such failure to respond means a rejection of the Secondary Term Pricing.

         (e) On or before December 31, 2001, the affected Parties shall execute an amended Service Level Agreement for all Selected Secondary Term Services accepted by the Recipient.

         For other Services with an Initial Term that expires after December 31, 2001, the affected Parties shall follow the same process set forth above with the Provider indicating whether or not it is willing to provide the Services beyond the expiration of the Initial Term six (6) months prior to the expiration of the Initial Term.

3.       TAXES.

The Recipient shall be responsible for payment to the Provider of all goods and services tax and any other tax that is applicable to the Total Charges payable by the Recipient hereunder. The Williams Group and the Communications Group shall cooperate with each other and take reasonable steps to minimize the total tax obligations arising under this Agreement, provided that neither the Williams Group nor the Communications Group shall have any obligation to increase its own tax liability.

4.       NO SET-OFF RIGHT.

Neither the Williams Group nor the Communications Group shall have a right to set off any amounts owed by the Recipient to the Provider under this Agreement, notwithstanding any rule of law or provision otherwise in any other agreement, except that, if:

         (a) Williams becomes insolvent, the Communications Group shall have the right to set off any amounts it owes under this Agreement against amounts that the Williams Group owes it under this Agreement; and

         (b) Communications becomes insolvent, the Williams Group shall have the right to set off any amounts it owes under this Agreement against amounts that the Communications Group owes it under this Agreement.

5.       MANNER AND TIME OF PERFORMANCE.

The Provider shall perform or cause to be performed the Services hereunder with the same degree of care, skill and diligence with which it performs or would perform similar services for itself and its respective subsidiaries and affiliates consistent with practices as of the Effective Date (including, without limitation, with respect to the type, quantity, quality and timeliness of such services).

6.       BOOKS AND RECORDS.

         6.1      Records.

         The Provider shall maintain and retain books, records, documents and other written evidence, consistent with its normal accounting procedures and practices (collectively, the "RECORDS"), sufficient to accurately, completely and properly reflect the performance of the Services hereunder and the amounts due in accordance with any provision of this Agreement, provided that to the extent any Service Charge or credit is based on other than a fixed amount, the Provider shall retain the relevant Records for a period of two (2) years after issuing the relevant invoice.

         6.2      Right to Audit.

         For a period of two (2) years after issuance of an invoice, the Provider shall provide the Recipient and its representatives access, subject to reasonable notice, at all times during normal business hours to the Records for any purpose deemed appropriate by the Recipient relating to the confirming, checking, reviewing, examining, auditing or verifying the accuracy of the invoices submitted to them. Recipient shall reimburse the Provider for any costs incurred as a result of such audit.

7.       INDEPENDENT CONTRACTOR.

In performing the Services hereunder, the Provider shall operate as and have the status of an independent contractor, subject only to the general direction of the Recipient regarding the Services to be rendered as opposed to the method of performance of the Services.

8.       CONFIDENTIALITY.

         8.1      Communications Information.

         All non-public information provided by any member of the Communications Group or by any of their respective representatives pursuant to this Agreement shall be confidential and not disclosed to any person except with the consent of Communications.

         8.2      Williams Information.

         All non-public information provided by any member of the Williams Group or by any of their respective representatives pursuant to this Agreement shall be confidential and not disclosed to any person except with the consent of Williams.

9.       TERM OF AGREEMENT.

         9.1      Initial Term; Renewal; Partial Termination; Termination.

         This Agreement shall continue in force from the Effective Date through December 31, 2001 (the "INITIAL TERM"), and shall automatically renew for additional one (1) year terms thereafter (the "RENEWAL TERMS"); provided, however, that either

         Communications or Williams (as the Provider or the Recipient) may terminate any Service being provided at any time and from time to time by providing ninety (90) days advance written notice of such termination to the other Group. Any such termination shall be effective on the time and date stated therein; provided, however, for fixed fee based Services, termination shall be effective at the end of a month, unless otherwise provided. Either Group shall have the right to terminate any Renewal Term of this Agreement by providing one hundred and eighty (180) days advance written note of such termination of the other Group.

         9.2      Termination for Cause.

         Either Communications or Williams may terminate this Agreement or any addendum to this Agreement (i) for any material breach or default of the other Group if such breach or default is not corrected within thirty (30) days of giving written notice of such breach or default to the defaulting Group; or (ii) immediately and without notice upon insolvency or the commencement of any proceedings under any bankruptcy or insolvency laws by or against the member of the other Group performing a Service or obligated to pay for a Service; or (iii) immediately and without notice upon the assignment by the member of the other Group performing a Service or obligated to pay for a Service of all or substantially all of its property for the benefit of its creditors.

         In the event that the Recipient fails to pay any amount that is required to be paid hereunder when due and such payment is not thereafter made within fifteen (15) business days after the date on which the Provider has notified the Recipient in writing of such failure to pay, the Provider may at its option and without further notice immediately terminate the Services after the expiration of such fifteen (15) business day period.

         9.3      Post-Termination Obligations.

         Upon termination of this Agreement or any individual Service provided hereunder, the Recipient shall reimburse the Provider for all unpaid amounts due as provided for in Section 2 incurred by the Provider up to such date of termination; provided that if the Provider has received more than the portion of such unpaid amounts due as provided for under
         Section 2 as of the date of termination, the Provider shall reimburse the Recipient the portion of such unpaid amounts to which it is not entitled under Section 2.

         Upon termination of this Agreement, the Provider will, at the request of the Recipient, transfer to the Recipient historical data then in the Provider's custody relating to the Services provided hereunder to the Recipient.

10.      ASSIGNMENT.

No member of either Group shall assign, in whole or in part, any of the rights, obligations or benefits of this Agreement without the prior written consent of the other Group, except that either Group may assign its rights (but not its obligations, except as expressly provided otherwise) hereunder to any of its affiliates or majority owned subsidiaries.

11.      INDEMNIFICATION.

         11.1     Indemnification of Williams.

         Communications and each member of the Communications Group will, jointly and severally, and to the fullest extent permitted by applicable law, indemnify and hold harmless Williams, Williams Subsidiaries and their respective officers, directors, agents and employees (collectively, THE "WILLIAMS INDEMNITEES") from and against all claims, demands, damages, losses, liabilities, costs or expenses (including, without limitation, reasonable attorneys' fees and expenses) (collectively, "COSTS") incurred or suffered by an Williams Indemnitee as a result of the Services; provided, however, that the foregoing terms of this sentence shall not apply to the extent such Costs result from or arise out of the negligence or willful misconduct of the Williams Group or any member thereof.

         11.2     Indemnification of Communications.

         Williams and each member of the Williams Group will, jointly and severally, and to the fullest extent permitted by applicable law, indemnify and hold harmless Communications, Communications Subsidiaries and their respective officers, directors, agents and employees (collectively, the "COMMUNICATIONS INDEMNITEES") from and against all Costs incurred or suffered by a Communications Indemnitee as a result of the Services; provided, however, that the foregoing terms of this sentence shall not apply to the extent such Costs result from or arise out of the negligence or willful misconduct of the Communications Group or any member thereof.

         11.3     Limitation and Survival.

         In no case shall Costs be deemed to include Total Charges. This Section 11 shall survive the termination of the other terms of this Agreement.

12.      INSURANCE.

         12.1     Obligation to Obtain.

         During the Initial Term or the Renewal Term, the Groups shall each obtain and maintain not less than the following insurance:

         (a) Commercial General Liability Insurance, with a combined single limit of $5,000,000 for bodily injury and property damage per occurrence and in the aggregate.

         (b) Worker's Compensation Insurance in amounts required by applicable law and Employers Liability Insurance with limits not less than $1,000,000 each accident. If work is to be performed in Nevada, North Dakota, Ohio, Washington,

                  Wyoming or West Virginia, the party shall participate in the appropriate state fund(s) to cover all eligible employees and provide a stop gap endorsement.

         (c) Automobile Liability Insurance with a combined single limit of $2,000,000 for bodily injury and property damage per occurrence, to include coverage for all owned, non-owned, and hired vehicles.

         The limits set forth above are minimum limits and shall not be construed to limit the liability of either Group.

         12.2     Policy Requirements.

         Each Group shall obtain and maintain the insurance policies required above with companies rated A- or better by Best's Key Rating Guide or with a similar rating by another generally recognized rating agency. The other Group, its affiliates, officers, directors, and employees, and any other party entitled to indemnification hereunder shall be named as additional insureds to the extent of such indemnification. This insurance will be primary insurance with respect to the interests of the additional insured, and any other insurance maintained by or on behalf of the additional insured is excess and not contributory with this insurance. Each Group shall provide the other Group with an insurance certificate confirming compliance with the insurance requirements of this Section 12. The insurance certificate shall indicate that the other Group shall be notified not less than thirty
         (30) calendar days prior to any cancellation or material change in coverage. If either Group provides any of the foregoing coverages through a claims-made policy basis, that Group shall cause such policy or policies to be maintained for at least three (3) years beyond the expiration of this Agreement.

         12.3     Waiver of Subrogation.

         The Groups shall each obtain from the insurance companies providing the coverages required by this Agreement a waiver of all rights of subrogation or recovery in favor of the other Group and, as applicable, its members, managers, shareholders, affiliates, assignees, officers, directors, and employees or any other party entitled to indemnity under this Agreement to the extent of such indemnity.

         12.4     Blanket Policies.

         Nothing in this Agreement shall be construed to prevent either Group from satisfying its insurance obligations pursuant to this Agreement under a blanket policy or policies of insurance that meet or exceed the requirements of this Section 12.

13.      LITIGATION.

         13.1     Williams Litigation.

         In the event that any litigation, proceeding, or investigation by or before any court or governmental agency or body is commenced or threatened against Williams or any member of the Williams Group after the Effective Date of this Agreement and that relates to Services rendered hereunder and arises out of or is based solely upon the past, present, or future business or operations of Communications or of any member of the Communications Group, then at Williams' option, Williams and Communications shall use their best reasonable efforts to have Communications or the relevant member of the Communications Group, as the case may be, substituted in the place of and for Williams or the relevant member of the Williams Group, as the case may be, and to have Williams or the relevant member of the Williams Group, as the case may be, removed as a party, as promptly as is practicable. Pending such substitution, and in the cases where such substitution cannot be effected, Communications, with the full cooperation of Williams and the Williams Group, shall promptly assume and direct the defense, prosecution, and/or settlement of the claims concerned, employing for such purpose counsel reasonably satisfactory to Williams, and shall pay all expenses related thereto. To the extent that any such expenses are paid by Williams or the relevant member of the Williams Group, as the case may be, Communications shall promptly reimburse Williams or the relevant member of the Williams Group, as the case may be, therefor.

         13.2     Communications Litigation.

         In the event that any litigation, proceeding, or investigation by or before any court or governmental agency or body is commenced or threatened against Communications or a member of the Communications Group after the Effective Date of this Agreement and that relates to Services rendered hereunder and arises out of or is based solely upon the past, present, or future business or operations of Williams or any member of the Williams Group but not of Communications or a member of the Communications Group, then at Communications' option, Communications and Williams shall use their best reasonable efforts to have Williams or the relevant member of the Williams Group, as the case may be, substituted in the place of and for Communications or the relevant member of the Communications Group, as the case may be, and to have Communications or the relevant member of the Communications Group, as the case may be, removed as a party, as promptly as is practicable. Pending such substitution and in cases where such substitution cannot be effected, Williams shall, with the full cooperation of Communications and Communications Group, promptly assume and direct the defense, prosecution, and/or settlement of the claims concerned, employing for such purpose counsel reasonably satisfactory to Communications, and shall pay all expenses related thereto. To the extent that any such expenses are paid by Communications or the relevant member of the Communications Group, Williams shall promptly reimburse Communications or the relevant member of the Communications Group, as the case may be, therefor.

14.      WARRANTY OF SERVICE.

The Provider warrants that the Services provided will be provided in a workmanlike manner. THE PROVIDER MAKES NO OTHER WARRANTIES OR REPRESENTATIONS,

EXPRESSED OR IMPLIED, IN FACT OR IN LAW, INCLUDING THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO ANY SERVICE PROVIDED HEREUNDER, WHETHER DEVELOPED BY PROVIDER OR LICENSED, PURCHASED, OR OTHERWISE OBTAINED BY PROVIDER FROM A THIRD PARTY.

Notwithstanding the above, the Provider shall make reasonable efforts to promptly notify the Recipient of any claim the Provider may have under any third-party (a party other than a Williams Indemnitee or a Communications Indemnitee, as defined below) warranty or representation relating to the Service. At the Recipient's election, the Provider shall either pursue such claim or assign such claim (or the portion of the claim attributable to the Services) to the Recipient. If the Provider pursues such claim, Recipient shall reimburse Provider for all reasonable out-of-pocket costs incurred by the Provider (including settlement costs and reasonable expenses associated therewith including attorneys' fees and expenses and court costs) and Recipient shall be entitled to any amounts recovered. If such claim relates both to Services and to services the Provider provides to itself, its affiliates, or third parties (the "OTHER SERVICES"), and if the Provider elects to pursue such claim on its own behalf, then both the costs and the recovery shall be pro-rated in an amount that fairly allocates such amounts between the Services and the Other Services.

15.      LIMITATION OF LIABILITY.

IN NO EVENT SHALL ANY MEMBER OF THE WILLIAMS GROUP OR OF THE COMMUNICATIONS GROUP BE LIABLE FOR ANY INDIRECT, SPECIAL OR CONSEQUENTIAL DAMAGES SUCH AS LOSS OF PROFITS OR ANTICIPATED PROFITS, LOSS OF GOODWILL, LOSS OF USE OR DATA IN CONNECTION WITH, OR ARISING OUT OF THE SERVICES PROVIDED HEREUNDER WHETHER BASED UPON ANY THEORY IN CONTRACT OR IN TORT AND WHETHER OR NOT THE PARTIES HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH LOSS.

NOTWITHSTANDING THE ABOVE, IF THE PROVIDER RECOVERS ANY INDIRECT, SPECIAL OR CONSEQUENTIAL DAMAGES FROM A PARTY OTHER THAN THE PROVIDER'S AFFILIATES (THE WILLIAMS INDEMNITEES OR THE COMMUNICATIONS INDEMNITIES, AS DEFINED BELOW), THE PROVIDER SHALL PAY THE RECIPIENT THE NET AMOUNT (NET OF ANY COSTS OF LITIGATION) OF SUCH RECOVERY THAT IS ATTRIBUTABLE TO THE SERVICES.

16.      FORCE MAJEURE.

For purposes of this Section, "FORCE MAJEURE" means an event beyond the control of either Group, that by its nature could not have been foreseen by such Group, or if it could have been foreseen, was unavoidable, and includes without limitation, acts of God, storms, floods, riots, fires, sabotage, civil commotion or civil unrest, interference by civil or military authorities, acts of war (declared or undeclared) and failure of energy sources.

         Neither Group shall be under any liability for failure to fulfill any obligation under this Agreement, so long as and to the extent to which the fulfillment of such obligation is prevented, frustrated, hindered, or delayed as a consequence of circumstances of force majeure, provided always that such Group shall have exercised all due diligence to minimize to the greatest extent possible the effect of force majeure on its obligations hereunder.

         Promptly on becoming aware of force majeure causing a delay in performance or preventing performance of any obligations imposed by this Agreement (and termination of such delay), the Group affected shall give written notice to the other Group giving details of the same, including particulars of the actual and, if applicable, estimated continuing effects of such force majeure on the obligations of the Group whose performance is prevented or delayed. If such notice shall have been duly given, and actual delay resulting from such force majeure shall be deemed not to be a breach of this Agreement, and the period for performance of the obligation to which it relates shall be extended accordingly, provided that if force majeure results in the performance of a Group being delayed by more than 60 days, the other Group shall have the right to terminate this Agreement with respect to any Service effected by such delay forthwith by written notice.

         The Parties acknowledge that Williams and Williams Communications Solutions, LLC ("WCS") entered into a Transition Services Agreement effective March 31, 2001 (the "WCS AGREEMENT"), whereby Williams obtains certain services from WCS that Williams then provides to the Communications Group hereunder. In the event the WCS Agreement expires, terminates, or Williams is no longer able to obtain a certain service under the WCS Agreement, Williams shall attempt to obtain similar service from an alternate source. In the event Williams fails to obtain similar services on substantially the same terms and conditions as the WCS Agreement, such failure to obtain similar services shall be considered a force majeure event hereunder.

17.      NO THIRD PARTY BENEFICIARY.

Nothing in this Agreement provides any legal rights to, or creates any liability for, anyone not a signatory party to this Agreement.

18.      MUTUAL COOPERATION.

The Parties shall provide each other with such assistance as may reasonably be required by any of them in connection with the performance of all obligations hereunder.

19.      COMPLIANCE WITH LAWS.

Williams and Communications shall comply and each of Williams and Communications shall cause compliance by the Williams Group and the Communications Group, respectively, providing or receiving, as the case may be, Services hereunder, with all applicable federal, state, and local laws and regulations in the performance of this Agreement.

20.      GOVERNING LAW.

This Agreement shall be construed in accordance with, and all disputes hereunder shall be governed by, the laws of the State of Oklahoma, without giving regard to its conflicts of laws principles.

21.      IMPROPER PAYMENTS.

Neither Group shall use any funds received hereunder for illegal or otherwise "improper" purposes, nor pay any commissions, fees or rebates to any employee of the other Group, nor favor any employee of the other Group with gifts or entertainment of significant cost or value.

22.      NOTICES.

Any notice, request, instruction, correspondence, document or other communication to be given hereunder by any Group to another (herein collectively called a "NOTICE") shall be in writing and delivered personally or mailed by certified mail, postage prepared and return receipt requested, or by facsimile, as follows:

IF TO WILLIAMS OR ANY WILLIAMS SUBSIDIARY:

         THE WILLIAMS COMPANIES, INC.
         (OR IF TO A WILLIAMS SUBSIDIARY, TO IT IN CARE OF WILLIAMS) ONE WILLIAMS CENTER
         TULSA, OKLAHOMA 74172
         ATTENTION:  GENERAL COUNSEL
         FACSIMILE NO. 918-573-5942

         WITH A COPY TO CORPORATE CONTROLLER

IF TO COMMUNICATIONS OR ANY COMMUNICATIONS SUBSIDIARY:

         WILLIAMS COMMUNICATIONS GROUP, INC.
         ONE WILLIAMS CENTER
         TULSA, OKLAHOMA 74172
         ATTENTION:  GENERAL COUNSEL
         FACSIMILE NO. 918-573-3005

         WITH A COPY TO CORPORATE CONTROLLER

Notice given by personal delivery shall be effective upon actual receipt. Notice given by mail shall be effective upon forty-eight (48) hours after it is placed in a mailbox for mailing. Notice given by facsimile shall be effective upon actual receipt if received during the recipient's normal business hours, or at the beginning of the recipient's next business day after receipt if not received during the recipient's normal business hours; provided that Notices by facsimile are confirmed promptly after transmission by delivery to the recipient of a copy thereof in writing by certified mail or personal delivery. Any Group may change any address to which Notice is to be given to it by giving Notice as provided above of such change of address. For purposes of this

Agreement, the term "BUSINESS DAY" means any day other than a Saturday, Sunday or a day on which national banks in the State of Oklahoma are permitted or required by law to close.

23.      FURTHER ASSURANCES.

Both Groups shall cooperate with each other and take reasonable steps to execute and deliver such additional instruments or documents as shall be necessary to otherwise carry out the intent and purposes of this Agreement.

24.      WAIVER.

No waiver by any Party of any term or breach of this Agreement shall be effective unless in writing and signed by the person against whom such waiver is asserted, and a waiver of any one term or breach may not be construed as a waiver of any other term or breach hereof or of the same or a similar term or breach on any other occasion; provided, however, Williams may effect waivers or amendments for any member of the Williams Group or Williams Indemnitee, and Communications may effect waivers or amendments for any member of the Communications Group or Communications Indemnitee.

25.      DISPUTE RESOLUTION.

The Parties agree that any dispute arising under this Agreement shall be resolved in accordance with the Dispute Resolution Procedures set forth in the Amended and Restated Separation Agreement made by and between Williams and Communications dated concurrently herewith.

26.      CONSTRUCTION.

Except where otherwise expressly provided, all references to Sections, paragraphs and Schedules in this Agreement shall be deemed to be references to such Sections and paragraphs of this Agreement or Attachment A attached to this Agreement, respectively. The terms "hereof," "herein," "hereunder" and other terms of similar import shall be deemed to refer to this Agreement in its entirety, and not to any Section or paragraph.

27.      SUBCONTRACTORS.

The Provider shall bind every subcontractor it engages to perform Services for Recipient to the provisions of this Agreement insofar as the same shall be applicable to the subcontractor's performance of such Services. The Provider shall be fully responsible to the Recipient for the acts or omissions of its subcontractors, and of persons either directly or indirectly employed by them.

28.      AMENDMENT.

No modification or amendment of this Agreement shall be binding upon any Party unless in writing and signed by the party against which the modification or amendment is asserted.

29.      ENTIRE AGREEMENT.

This Agreement and the attachments hereto (which are incorporated herein in accordance with Section 1.2), constitute the entire understanding of the Parties with respect to the subject matter hereof, superseding all negotiations, prior discussions and preliminary agreements, if any.

30.      SEVERABILITY.

Any Section or any other provision of this Agreement that is, or becomes, illegal, invalid or unenforceable shall be severed herefrom and shall be ineffective to the extent of such illegality, invalidity or unenforceability and shall not affect or impair the remaining provisions hereof, which provisions shall (a) be severed from any illegal, invalid or unenforceable Section or any other provision of this Agreement, and (b) otherwise remain in full force and effect; provided, however, that the Parties shall use their best efforts to achieve the purpose of the invalid or unenforceable provision or part thereof by a new valid and enforceable stipulation.

31.      CONFLICT WITH SERVICE LEVEL AGREEMENTS.

In the event of a conflict with the terms and conditions of this Agreement and the terms and conditions of the Service Level Agreements set forth in Attachment A, the terms and conditions of the Service Level Agreements shall control except in the case of dispute resolution in which case the terms and conditions of this Agreement shall control.

32.      COUNTERPARTS.

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.


IN WITNESS WHEREOF, the Parties hereto have executed this Amended and Restated Administrative Services Agreement on and as of the date and year first-above written.


THE WILLIAMS COMPANIES, INC.


BY: /s/ JACK D. MCCARTHY
   --------------------------------------

NAME: Jack D. McCarthy
     ------------------------------------

TITLE: Senior Vice President
      -----------------------------------

WILLIAMS INFORMATION SERVICES CORPORATION


BY: /s/ JACK D. MCCARTHY
   ----------------------------------------

NAME: Jack D. McCarthy
     --------------------------------------

TITLE: Senior Vice President
      -------------------------------------



WILLIAMS STRATEGIC SOURCING COMPANY


BY: /s/ TIM PARKER
   ----------------------------------------

NAME: Tim Parker
     --------------------------------------

TITLE: Vice President -  Strategic Sourcing
      -------------------------------------



WILLIAMS ENERGY SERVICES


BY: /s/ S. J. MALCOLM
   ----------------------------------------

NAME: S. J. Malcolm
     --------------------------------------

TITLE: President
      -------------------------------------


WILLIAMS COMMUNICATIONS GROUP, INC.


BY: /s/ HOWARD S. KALIKA
   ----------------------------------------

NAME: Howard S. Kalika
     --------------------------------------

TITLE: Vice President
      -------------------------------------

WILLIAMS COMMUNICATIONS LLC

BY: /s/ BOB F. MCCOY
   --------------------------------------

NAME: Bob F. McCoy
     ------------------------------------

TITLE: Senior Vice President
      -----------------------------------